UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2022

IJJ Corporation

(Exact name of registrant as specified in its charter)

wyoming	000-33515	11-3619828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Cavendish Drive, Suite 201	Silver Spring,	Maryland	20905
(Address of principal executive offices)			(Zip Code)

(301) 202-7762
(Registrant’s telephone number, including area code)

SUN & SURF INC.
(Former name or former address, if changed since last report)

Not Applicable

INFORMATION INCLUDED IN REPORT ON FORM 8-K

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	IJJP	OTCMarket

[ ] Emerging growth company

[ ]	Potential persons who are to respond to the collection of information contained 1 of 22 in this form are not required to respond unless the form displays a currently SEC 873 (02-21) valid

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Definitive Acquisition Agreement with IJJ Corporation

On April 08, 2022, IJJ Corporation, Inc., a Wyoming corporation (the “Company”), entered into an Stock Exchange Agreement (the “Purchase Agreement”) with Montech, Inc., a Wyoming corporation (“Seller”), pursuant to which the Company has agreed to acquire Management Control Under the Acquisition, The Company will acquire fifty-one percent of each outstanding capital stock, excluding all assets and liabilities of SELLER.

The Equity: The Stock Structure establishes the Management Control and a new Board of Directors for both Companies.

The Company, is a Publicly Traded Company currently listed on the Pink Sheets, will enter into an Acquisition (the "Acquisition") Agreement with Montech, Inc a private Company. Under the Acquisition, In exchange for 51% of SELLER's shares, The Company will issue 60,000,000 of its stock and shares in three partials:

1.	Preferred Class A series is voting stock 10,000,000.
2.	Restricted Outstanding common shares held by Clifford Pope is 30,000,000.
3.	The Company unissued common stock 20,000,000.

The anticipated closing date for the Transactions shall be within 30 days of the execution of this DAA (the "Closing Date") or upon completion of the transfer of Stock between SELLER and The Company. As part of the Acquisition, the business name of SELLER shall not change to maintain its market presence.

In addition, The Company shall take all necessary actions to amend and restate its organizational documents and bylaws and corporate filing in the state of Wyoming and Public filings immediately after the Closing of the DAA to incorporate key terms and conditions stated in the SELLERs LOI. Afterward, the above-described transactions will refer to as the "Transaction" or "Transactions." All references in this DAA to "Stock" or "Shares" are between two United States incorporated companies unless explicitly provided the content.

The DAA contains indemnification rights for each of the Company and Seller for breaches of representations, warranties, and covenants, as well as certain other matters, subject to customary deductibles, caps, and other limitations.

The Company’s board of directors has approved the Stock Exchange. Seller’s board of directors has similarly approved the Stock Exchange.

The definitive Acquisition agreement between the Company and Seller (the "Acquisition Agreement") will contain customary representations and warranties for a transaction of this type. The Acquisition agreement will also contain customary indemnification provisions. In addition, the parties intend that the Acquisition qualifies as a "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and not subject the holders of SELLER and The Company common and Preferred stock to any tax liability as a result of the Acquisition.

In consideration of the Acquisition, the shareholders of SELLER shall obtain shares of The Company Common Stock, as described in this final Definitive Acquisition Agreement.

To confirm the Acquisition, The Seller will issue to the Company under instructions the outstanding capital stock, excluding all assets and liabilities, which will immediately transferred to The Company to include a Corporate Resolution corporate seal and update filing as an amendment to State domicile filings. Accordingly, the transaction will conclude in Corporate filing in the state of Domicile as the exchange of Management Control of shares of Common Stock without further action by the Holder thereof.

In the LOI, The Company must immediately issue 50,000,000 of its common stock and shares and 10,000,000 of its Series A Prefer Voting stock. The shares will be issued and held in Book Entry form with The Company's Transfer Agent pending execution of a Definitive Acquisition Agreement and re-issued post-closing to current SELLER shareholders according to the terms of the Agreement. In addition, Preferred A Stock will be issued using the individuals provided by SELLER to the Transfer Agent to transfer the voting shares to establish the advisory board.

A corporate Action has two levels that will require a quorum of the board member to vote:

1.	Material Events that affect the corporate structure
2.	A transaction, including the Subsidiary, will not occur without their participation.
3.	The Allocating of Working Capital outside normal business operations.
4.	Any transaction over 2% of previous last Quarterly Net Income.

Either one of the above events will require a special meeting with two or more board members; the member must include the Chairman and one director to make the mandatory quorum. Afterward, a vote to proceed requires all four board members to vote.

Each Corporation requires notification in writing, by certified letter, text message, or email of any material event which will potentially affect the business performance or result from performance motivation by customers or legal action imposed by a third party. In addition, the member must agree to postpone any action until each Party can review and submit a position suggested action and vote agree on such actions.

This Agreement requires that SELLER management has complete control over the daily operation. For example, to allocate personnel and resources on projects, to conduct business development as a subsidiary of the parent company.

In addition, the Parent company and Subsidiary agree under the mandatory special meeting provision to disclose any business issues relating to Corporate Actions. To openly address any issue that affects the productivity of the business relationship.

In concert with the Exit Strategy and Rollout plan, each Section has established conditions whereby the parties have agreed to a Six-Month performance period to reevaluate the DAA with the option to terminate the DAA. If SELLER elects to exercise the cancelation, the stock return option:

1.	The Book Entry 20,000,000 Unissued Shares,
2.	The 10,000,000 Prefer Series Class A stock, and
3.	Ten million of the shares from Clifford Pope.

In addition, this Agreement includes a rollout provision for Montech to go public. Finally, as proposed, Company agrees willfully to develop a market presence for SELLER to become recognized as a subsidiary of a public trading company in the market maker arena.

Lastly, Company will provide the funding resource for the legal services to prepare formal documents for submission to SEC for SELLER.

Once SELLER acquires notification of approval to become a public company, this Agreement provides a provision for all Series Class, A Preferred Stock, to cancel and transfer back to Company without any impediments.

The Exit Strategy Option is a provision for SELLER to exit before going Public, terminating the Agreement offered by Company. If SELLER elects to opt out of going Public, it issues a disinterest in being a subsidiary with Company or for any reason, which is an option of this DAA for the Transfer Agent to cancel:

The Series Class-A Prefer Stock includes the common restricted Common shares defined as unissued services for SELLER members.

1.	It will also terminate the Seller appointment on Board of director positions.
2.	Issue a release stating all 20,000,000 Unissued Shares back to Company to avoid a stock deficiency in shareholder equity by Issuing stock without receiving payment or cash equivalent.
3.	Only 20,000,000 of the Book-Entry Common Stock issued by Clifford Pope will remain as insurance to Shareholders as Good well for the DAA.

Financial Statements: On or before the Closing Date, Seller shall provide financial statements for inclusion in the Company OTCmarkets filings, including requisite auditor consent.

Immediately following the Closing Date, the Board of Directors of Company shall initially consist of 2 members, including the Chairman of the Board. The Seller Founder and appoint one arbitrary to help in settlements where the two parties disagree but require a joint decision. On the Closing Date, the current officer and Director of Company shall include an SELLER staff member on the Board Member, Office/Director title to be determined.

Restriction on Sale securities issued according to the Acquisition will be "restricted." Stock will be subject to all applicable resale restrictions specified by SEC federal and state securities laws.

Conditions to Closing: The Acquisition shall include certain customary closing conditions for a transaction of this type, including the following: (i) consummation of all required traditional instruments and agreements, (ii) obtaining all necessary board, stockholder, and third-party consents, (iii) satisfactory completion by Company and SELLER of necessary business and legal due diligence.

Pre-Closing Covenants: Company and SELLER shall cooperate and use their reasonable best efforts to execute and deliver the Acquisition Agreement and all other documents necessary and desirable to affect the Transactions as soon as possible and satisfy each condition to Closing specified thereunder.

SELLER agrees that it will retain counsel and auditors acceptable to Company to advise SELLER in connection with the contemplated Transactions and continued compliance post Acquisition.

Closing & Other Costs: All fees and expenses relating to the Transactions, including all legal and accounting fees, will be payable at or shortly post-Closing By Company.

Governing Law: This Agreement is governor under the corporation laws in the State of Wyoming (without giving effect to principles of conflicts of laws)

Use of Proceeds: The Proceeds Usage will only apply to Company about work on a contract awarded to Company. The only usage is payment for services rendered by SELLER and closing out of the contracts to establish any termination conditions effectively. All other Closings whereby the parties have reached their desired goals agreed upon will continue performance regardless of options years or until completion. SELLER has control of all proceeds acquired for its contracts.

Accordantly, Company will add SELLER the financial information to its Statement of income, cash flow, and balance sheet for Quarterly and Year-End Financial Statements.

Notices: All notices, requests, demands, claims, and other communications shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered within four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for the next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth above.

The above description of the DAA governs the contractual rights between the parties in relation to the the Stock Exchange. The Form 8-K to provide investors with information regarding the terms of the Stock Exchange and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to the Company.

The representations, warranties, and covenants contained in the DAA have been made solely for the purposes of the Stock Exchange Agreement and as of specific dates; were solely for the benefit of the parties to this Agreement; are not intended as statements of fact to be relied upon by the parties’stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the Purchase Agreement, security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements of this Current Report on Form 8-K not misleading. There are no Debt Commitment In connection with the DAA, the Company did not enter into a debt commitment letter (the “Commitment Letter”), dated as of April 8, 2022.

The above description of the Letter of Intent and does not purport to be complete and is qualified in its entirety by reference to the full text of the final definitive versions thereof, which, with respect to the Commitment Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure: On 03/23/2022 and on April 8, 2022, the Company issued a press release announcing the entry into the DAA. A copy of the press release can found on OTCmarkets, as IJJP news is incorporated herein by reference. The information contained in this Item 7.01, hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liability of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act. Forward-Looking Statements Any forward-looking statements contained in this Current Report on Form 8-K are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, information regarding the Asset Purchase, the expected timetable for completing the Asset Purchase, future financial and operating results, the benefits, synergies, and accretion related to the Asset Purchase, and any other statements by the Company’s management regarding future expectations, beliefs, goals, plans, or prospects. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. Actual events and/or results may differ materially and adversely from such forward-looking statements as a result of certain risks and uncertainties including, but not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement; the outcome of any legal proceedings that could be instituted against the Company or the Company’s board of directors related to the Asset Purchase or the Purchase Agreement; the ability to satisfy the closing conditions of the Stock exchange when anticipated or at all, including the receipt of all regulatory approvals related to the transaction requiring stock to book entry and issued as a certificate, and the ability to close the DAA; the Company’s and Seller abilities to set forth in the Commitments as described; the Company’s ability to successfully integrate the financial acquired and employees transferred pursuant to the Acquisition Agreement; the risk that the Company may not realize the anticipated benefits from the teaming; the availability and pricing of third-party software to formulated and assembly and the resources to operate as a prime and subsidiary; the of the business industry; risks that the proposed transaction disrupts current plans and operations and the potential difficulties; the Company’s ability to obtain design wins from customers; technological and product development risks; enforcement and protection of intellectual property rights and related risks; risks related to the security of our information systems and secured network; changes in laws, regulations, and/or policies that could adversely affect the Company’s operations and financial results, the economy, customer demand for products, the financial markets, or the effects of exchange rate fluctuations; risks of changes in U.S. or international tax rates or legislation; the effects of the global COVID-19 pandemic; the effects of local and national economic, credit, and capital market conditions on the economy in general; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in the Company’s other reports and other public filings with the SEC, including, but not limited to, those detailed in the Company’s Annual Report on OTCMarKets for the year ended October 31, 2021 (and/or its most recent Quarterly Report on January 31, 2022), filed with the OTCMarkets. Any forward-looking statements contained in this Current Report on Form 8-K are made only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibit

Not Included

IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

IJJ CORPORATION.
By: /s/ Clifford Pope
Name: Clifford Pope
Title: Chief Executive Officer

MONTECH, INC.

By: /s/ Olu Akinwande,
Name: Olu Akinwande,
Title: Founder and Chief Technical Officer